Sean Stong ? Perfect Dream 7? ?

LIMITED GUARANTY

Date: June, 30, 2009

SECTION 1. Definitions. The following terms have the following meanings unless otherwise specified herein:

"Bank" means [HSBC Bank (China) Company Limited, Shanghai Branch], a bank organized under the laws of [People's Republic of China], and its successors and assigns, and any Person acting as its agent or nominee.

"Bankruptcy Code" shall mean the United States Bankruptcy Code, and any amendments thereto (Title 11, United States Code).

"Borrower", shall mean Perfect Dream Ltd (if more than one, "Borrower" shall mean each, any or all of them).

"Claims" shall mean each "claim" as that term is defined under Section 101(4) of the Bankruptcy Code.

"Collateral" shall mean any property which secures payment or performance of any of the Liabilities and or Obligations, and all Proceeds thereof.

"Guarantor" shall mean the undersigned (and if more than one, "Guarantor" shall mean each, any and all of them, jointly and severally).

"Guaranty" shall mean this Guaranty.

"Liabilities" shall mean any and all indebtedness, obligations (whether monetary or non-monetary) and liabilities of Guarantor to the Bank under this Guaranty, and all Claims thereon.

"Obligations" shall mean any and all indebtedness, obligations and liabilities of the Borrower to the Bank, and all Claims of the Bank against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Bank in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refundings, replacements and modifications of any of the foregoing. The principal amount of the Obligations shall not exceed US Dollar 2,750,000.-.

"Person" shall mean any natural person, corporation, limited liability company, partnership, trust, government or other association or legal entity.

SECTION 2. Scope of Guaranty. In consideration of any extension of credit or other financial accommodation heretofore, now or hereafter made by the Bank to or for the account of the Borrower, whether voluntary or obligatory, Guarantor hereby absolutely, irrevocably and unconditionally guarantees, as primary obligor and not merely as surety, to the Bank the prompt and complete payment and performance when due (whether at stated maturity, by required prepayment, acceleration, or otherwise) of all Obligations and the performance of each of the Borrower's covenants and obligations under all loan agreements, documents and instruments evidencing or relating to any Obligations or under which any Obligations may have been issued, created, assumed, suffered involuntarily, or guaranteed, and all fees and expenses incurred in collecting or enforcing the same, including fees and expenses of legal counsel, as more fully set forth below, all of which conclusively shall be deemed to have been incurred in reliance upon this Guaranty, as if each of the foregoing were the direct and primary legal responsibility of Guarantor and not the Borrower.

SECTION 3. Reinstatement. If after receipt of any payment of, or of Collateral applied (or intended to be applied) to the payment of, all or any part of the Obligations, the Bank is for any reason compelled to surrender or voluntarily surrenders, such payment or Collateral to any person, (a) because such payment or application of Collateral is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds; or (b) for any other reason, including without limitation (i) any judgment, decree or order of any Court or administrative body having jurisdiction over the Bank or any of its property, or (ii) any settlement or compromise of any such claim effected by the Bank with any such claimant (including the Borrower), then the Obligations or part thereof intended to be satisfied shall be reinstated and continue and this Guaranty shall continue in full force as if such payment or Collateral had not been received by the Bank, notwithstanding any revocation thereof or the cancellation of any note or other instrument evidencing any Obligation or otherwise; and Guarantor shall be liable to pay to the Bank, and hereby does indemnify the Bank and hold the Bank harmless for, the amount of such payment or Collateral so surrendered and all expenses (including all attorneys' fees, court costs and expenses attributable thereto) incurred by the Bank in the defense of any claim made against the Bank that any payment or Collateral received by the Bank in respect of all or any part of the Obligations must be surrendered. The provisions of this Section 3 shall survive the termination of this Guaranty, and any satisfaction and discharge of the Borrower by virtue of any payment, court order or any federal or state law.

SECTION 4. Waiver. Guarantor hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual of any of the Obligations; (b) promptness, diligence, presentment, demand for payment, notice of dishonor, and protest; (c) notice of any other nature whatsoever, except for notices specifically provided for in this Guaranty or which may not be waived under applicable law; (d) any requirement that the Bank take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower; or (e) failure to protect, preserve or resort to any Collateral or to exercise or enforce the Bank's rights under any other guaranties of or security for the Obligations; and Guarantor further agrees that this Guaranty will not be discharged (subject to the provisions contained in Section 11) except by complete performance of all Obligations of the Borrower and the Liabilities of Guarantor hereunder.

SECTION 5. Consent. Guarantor hereby consents that from time to time, and without further notice to or consent of Guarantor, the Bank may take any or all of the following actions without

diminishing, releasing or otherwise affecting the liability of Guarantor to pay and perform under this Guaranty: (a) extend, renew, modify, compromise, settle or release the Obligations (including without limitation any increase or decrease in the interest rate); (b) release or compromise any liability of any party or parties with respect to Obligations; (c) release its security interest in any or all of the Collateral or exchange, surrender, or otherwise deal with the Collateral as the Bank may determine; or (d) exercise or refrain from exercising any right or remedy of the Bank against any person or property.

SECTION 6. Guaranty Absolute. The Guarantor acknowledges that this Guaranty and the Guarantor's obligations under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the Guarantor under this Guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty, the Liabilities or the Obligations irrespective of any lack of validity, regularity or enforceability of the Obligations or any note, instrument or agreement evidencing the same or relating thereto, the acceptance of additional guarantees or collateral or the termination, by operation of law or otherwise, of the liability of anyone with respect to the Obligations, or any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower.

SECTION 7. **WAIVER OF SUBROGATION. NOTWITHSTANDING ANY PAYMENT OR PAYMENTS MADE BY GUARANTOR HEREUNDER, OR ANY SETOFF OR APPLICATION BY THE BANK OF THE COLLATERAL OR OF ANY CREDITS OR CLAIMS, GUARANTOR WILL NOT ASSERT OR EXERCISE ANY RIGHTS OF THE BANK OR GUARANTOR AGAINST THE BORROWER TO RECOVER THE AMOUNT OF ANY PAYMENT MADE BY GUARANTOR TO THE BANK HEREUNDER OR UNDER ANY OTHER GUARANTY BY WAY OF SUBROGATION, REIMBURSEMENT, CONTRIBUTION, INDEMNITY, OR OTHERWISE ARISING BY CONTRACT OR OPERATION OF LAW, AND GUARANTOR SHALL HAVE NO RIGHT OF RECOURSE TO OR ANY CLAIM AGAINST ANY ASSETS OR PROPERTY OF THE BORROWER, ALL OF SUCH RIGHTS BEING HEREIN EXPRESSLY WAIVED BY GUARANTOR UNLESS AND UNTIL ALL OF THE OBLIGATIONS OF THE BORROWER HAVE BEEN SATISFIED IN FULL .** If there is more than one Guarantor, each Guarantor agrees not to seek contribution from any other Guarantor until all the Obligations shall have been paid in full. If any amount shall nevertheless be paid to a Guarantor by Borrower or another Guarantor such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited and applied to the Obligations, whether matured or unmatured. The provisions of this Section 7 shall survive the termination of this Guaranty, and any satisfaction and discharge of the Borrower by virtue of any payment, court order or any federal or state law.

SECTION 8. Expenses. Guarantor hereby agrees to pay any and all expenses incurred by the Bank in enforcing any rights under this Guaranty or in defending any of its rights or any amounts received hereunder. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Bank to obtain payment hereunder, to advise it as to its rights, to adjudicate the rights of the parties hereunder or for the defense of any of its rights or amounts received hereunder, the Bank shall be entitled to recover all attorneys' fees, court costs, and expenses attributable thereto.

SECTION 9. Taxes and Currency. Any and all payments made by the Guarantor hereunder shall be made free and clear of and without withholdings or deduction for or on account of any and all present or future taxes, levies, duties, imposts, deductions, charges, compulsory loans, assessments, or other withholdings or deductions, and all liabilities with respect thereto, imposed at any time by any authority having power to tax in any jurisdiction worldwide, excluding taxes imposed on the overall net income of the Bank or of its lending office or any other office, branch profits taxes and franchise taxes imposed on any of them in lieu of net income taxes, by the jurisdiction under the laws of which such Bank is organized or its lending office or any other office is subject to, or any political subdivision thereof (hereinafter referred to as "Taxes"). If the Guarantor or the Bank shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, the sum payable shall be increased by the Guarantor as may be necessary so that after making all required withholdings or deductions (including withholding or deductions applicable to additional sums payable under this paragraph) the Bank hereof receives an amount equal to the sum it would have received had no such withholdings or deductions been made, the Guarantor shall make such withholdings or deductions and the Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Within 30 days after the date of payment of any taxes or other amounts withheld or deducted Guarantor shall furnish Bank with an official receipt (or certified copy thereof) or other documentation reasonably acceptable to Bank evidencing such payment. In addition, the Guarantor shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, performing under, enforcement of or otherwise with respect to, this Guaranty (hereinafter referred to as "Other Taxes"). The Guarantor shall indemnify the Bank for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes irrespective of when imposed by any jurisdiction on amounts payable under this Guaranty) imposed on or paid by the Bank and any liability (including without limitation any related penalties, interest and expenses that may become payable by Bank as a consequence of Guarantor's failure to perform any of its obligations under this paragraph, whether or not such Taxes or Other Taxes were correctly or legally asserted) arising therefrom or with respect thereto. Payment pursuant to this indemnification shall be made upon written demand therefor. Without prejudice to the survival of any other obligation of the Guarantor hereunder, the undertakings and obligations of the Guarantor contained herein shall survive the termination of this Guaranty. The Guarantor's obligations hereunder to make payments in US Dollars (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Bank of the full amount of the Obligation Currency expressed to be payable to the Bank under this Guaranty. If, for the purpose of obtaining or enforcing judgment against the Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange determined, in each case, as of the business day immediately preceding the date on which the judgment is given (such business day being hereinafter referred to as the "Judgment Currency Conversion Date"). If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Guarantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the

date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date. For purposes of determining any rate of exchange or currency equivalent for this Guaranty, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

SECTION 10. Binding Effect. Except to the extent it may be terminated in accordance with Section 11, this Guaranty shall remain in full force and effect and shall be binding upon Guarantor, its successors and assigns, in accordance with its terms, notwithstanding any increase, decrease or change in the partners of Guarantor, if it should be a partnership, or the merger, consolidation, or reorganization of Guarantor, if it be a corporation or limited liability company, or any other change concerning the form, structure or substance of any such entity.

SECTION 11. Continuing Guaranty; Termination. This Guaranty is a continuing guaranty, which shall remain in effect until notice of termination in writing from Guarantor is actually received by the Bank at the Bank's address set forth below. Such termination will be effective only with respect to all Obligations incurred or contracted by the Borrower or acquired by the Bank after the date on which such notice is so received, but this Guaranty shall remain in full force and effect as to all Obligations existing at the date of receipt of such notice, including all renewals, compromises, modifications, extensions and other amendments relating thereto, all interest thereon and collection expenses therefor, until full payment of such Obligations to the Bank.

SECTION 12. Obligations Deemed to Become Due. If the Borrower or Guarantor makes an assignment for the benefit of creditors or a trustee or receiver is appointed for the Borrower or Guarantor or for any of its property; or any proceeding by or against the Borrower or Guarantor (or any other guarantor), under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute is commenced; or Guarantor fails to furnish to the Bank such financial information concerning Guarantor as the Bank may from time to time request; or Bank shall in good faith determine that there has been a material adverse change in Guarantor's or the Borrower's net worth or in good faith deem itself insecure with respect to Guarantor's or the Borrower's financial condition or ability to pay the Liabilities or Obligations, as the case may be, then all Obligations, regardless of their terms, for the purposes of this Guaranty, together with all Liabilities, shall be immediately due and payable, notwithstanding the absence of any default by the Borrower under any of the Obligations.

SECTION 13. Assignment. The Bank may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned.

SECTION 14. Notices. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by certified or registered first class mail, return receipt requested, by Federal Express, Express Mail or other recognized overnight delivery service, and shall be effective if by hand, upon delivery, if by such overnight delivery service, one (1) day after dispatch, and if mailed by first class mail as above-provided, five (5) days after mailing, and shall be sent as follows:

If to the Guarantor, to the address, set forth below its signature or such other address, as it may designate, by written notice to the Bank as herein provided or such other address, as may appear in the records of the Bank.

If to the Bank, to the following address:

> HSBC Bank (China) Company Limited, Shanghai Branch
> 35th Floor, HSBC Tower
> 1000 Lujiazui Ring Road, Pudong, Shanghai
> China

or such other address as it may designate, by written notice to the Guarantor as herein provided.

SECTION 15. Other Guarantees; Amendments. The execution and delivery hereafter to the Bank by Guarantor of a new instrument of guaranty shall not terminate, supersede or cancel this instrument, unless expressly provided therein, and this instrument shall not terminate, supersede or cancel any instrument of guaranty previously delivered to the Bank by Guarantor, and all rights and remedies of the Bank hereunder or under any instrument of guaranty hereafter or heretofore executed and delivered to the Bank by Guarantor shall be cumulative and may be exercised singly or concurrently. This Guaranty may be amended only by a writing executed by Guarantor and a duly authorized officer of the Bank.

SECTION 16. No Waiver; Cumulative Remedies. No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. **NO WAIVER OF ANY PROVISION OF THIS GUARANTY IS EFFECTIVE UNLESS MADE IN WRITING AND EXECUTED BY A DULY AUTHORIZED OFFICER OF THE BANK.** All rights and remedies hereunder are cumulative and may be exercised singly or concurrently.

SECTION 17. Statute of Limitations. Any acknowledgment, new promise, payment of principal or interest or other act by the Borrower or others with respect to the Obligations shall be deemed to be made as agent of Guarantor, and shall, if the statute of limitations in favor of Guarantor against the Bank shall have commenced to run, toll the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

SECTION 18. Governing Law; Consent to Jurisdiction; Service of Process. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York. Guarantor hereby consents to the jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York and consents that any action or proceeding hereunder may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and authorizes the service of process on Guarantor by registered or certified mail sent to its address as set forth in Section 14.

SECTION 19. Severability. If any one or more of the provisions contained in this Guaranty or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining

provisions contained herein shall not (to the full extent permitted by law) in any way be affected or impaired.

SECTION 20. Headings. The descriptive headings used in this Guaranty are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

SECTION 21. **WAIVER OF TRIAL BY JURY. EACH OF THE BANK AND GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CROSS-CLAIM OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY OR THE OBLIGATIONS.**

SECTION 22. **WAIVER OF CERTAIN OTHER RIGHTS. GUARANTOR HEREBY WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE, SET-OFF, COUNTERCLAIM OR CROSS-CLAIM OF ANY NATURE OR DESCRIPTION, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.**

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty.

GUARANTOR:

Ever-Glory International Group, Inc.

By: ______________________
Title:

Address: ______________________
____

Ever-Glory

[Corporate Acknowledgment]
STATE OF ______________
COUNTY OF

On this _________ day of ___________, 200_, before me personally came ______________, and ______________________________, to me known who, being duly sworn, deposes and says that (t)(s)he(y) is/are the ____________________ and the ________________________ of ____________, the corporation described in and which executed the above instrument; that (t)(s)he(y) know(s) the seal of the corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and (t)(s)he(y) signed his (her) (their) name(s) by like order.

____
Notary Public